CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
CONTINGENT LIABILITIES [Text Block]
NOTE 17 -	CONTINGENT LIABILITIES

A.	Legal proceedings:

1.
On July 11, 2021, the Company was informed that on June 30, 2021, a claim was filed to Beer Sheva Magistrate Court, by the municipal committee presiding over planning and construction in southern Israel against Focus, Focus’ directors and officers, including the main shareholders, and certain landowners, claiming for inadequate permitting for construction relating to the Focus Facility (the “Construction Proceedings”).

On December 6, 2021, the defendants filed a motion request for dismissal the indictment on the ground of defense of justice. The municipal committee filed its response and after that the defendants filed a response to the municipal committee’s response. As of the date of the letter, no decision has yet been made on the application.

A hearing was initially set to December 1, 2021, but it was postponed several times in order to allow the parties to negotiate towards a resolution. The hearing was set to June 22, 2023. A draft agreement between the parties sent by the defendant to the municipal committee in order for it to be sent to the state attorney’s office for their comments, which once obtained, will be filed with the Court for its approval. The Court is not obligated to approve the agreement between the parties, if obtained.

On June 22, 2023, a hearing took place before the esteemed Honorable Judge Orit Kertz. During the hearing it was decided that the defendants and the municipal committee's attorney would engage in negotiations and make diligent efforts to reach a settlement before August 15, 2023. The responsibility of informing the court about any progress concerning a potential settlement was assigned to the attorney representing the municipal committee. On September 9, 2023, the municipal committee's attorney was summoned to appear at a hearing before the Honorable Judge Orit Kertz. The hearing was postponed to December 28, 2023.

On January 2, 2024, the Company announced that the construction proceedings against Focus, were concluded on December 28, 2023. The Company maintains "de facto" control of Focus. Focus was indicted and a fine of $129 has been imposed which was fully paid in 2024. The cultivation facility, which was the focus of the proceedings, was closed in June 2022 in alignment with the Company's strategic shift towards import and sales.

2.
On November 19, 2021, Adjupharm filed a statement of claim (the “Claim”) to the District Court of Stuttgart (the “Stuttgart Court”) against Stroakmont & Atton Trading GmbH (“Stroakmont & Atton”), its shareholders and managing directors regarding a debt owed by Stroakmont & Atton to Adjupharm of approximately EUR 948 thousand for COVID-19 test kits purchased by Stroakmont & Atton from Adjupharm in May 2021. The Claim was accepted on December 2, 2021. In January 2022, Stroakmont & Atton filed its statement of defense to the Stuttgart Court in which it essentially stated two main arguments for defense:

A.
The contractual party of the Company was not the Stroakmont & Atton. The contract with Stroakmont & Atton was only concluded as a sham transaction in order to cover up a contract with a company named Uniclaro GmbH (“Uniclaro”). Therefore, Stroakmont & Atton is not the real purchaser rather than Uniclaro.

B.
The Company allegedly placed an order with Uniclaro for a total of 4.3 million Clongene COVID-19 tests, of which Uniclaro claims to have a payment claim against the Company for a partial delivery of 380,400 Clongene COVID-19 tests in a total amount of EUR 941,897. Uniclaro has assigned this alleged claim against the Company to Stroakmont & Atton Trading GmbH, and Stroakmont & Atton Trading GmbH has precautionary declared a set-off against the Company’s claim.

On March 22, 2022, Adjupharm filed a response to Stroakmont & Atton’s statement of defense and rejected both allegations with a variety of legal arguments and facts and also offered evidence to the contrary in the form of testimony from the witnesses in question.

The burden of proof for both allegations lies with the opponents and they offered evidences to the court in the form of testimony from certain witnesses.

A court hearing with witnesses was held on January 11, 2023 and February 22, 2023, where witnesses testified. According to the court the witnesses were not able to provide the required evidence for the allegation regarding the sham transaction with Stroakmont. On April 5, 2023, Stuttgart Court announced its decision (the “Test Kits Judgment”) and sentenced Stroakmont to pay to Adjupharm EUR 948 thousand plus interest of 5% above the German basis rate since May 8, 2021. In addition, Stroakmont was sentences to pay Adjupharm EUR 7 thousand plus interest at 5% above the German basis rate since December 14, 2021.

The directors of Stroakmont, Mr. Simic and Mr. Lapeschi, were not sentenced and in this respect, the COVID-19 Test Kit Claim was dismissed against them with regard to their personal liability. Adjupharm shall pay 2/3 of the Stuttgart Court expenses and the out-of-court expenses of Mr. Simic and Mr. Lapeschi. Stroakmont shall bear 1/3 of the Stuttgart Court expenses and 1/3 of the out-of-court expenses of Adjupharm. The remaining out-of-court expenses shall be borne by each party.

Furthermore, the court did not decide on the counterclaims from an alleged order by Adjupharm for 4.3 million Clongene tests due to a set-off prohibition. This set-off prohibition follows from a jurisdiction agreement concluded between Adjupharm and Uniclaro, which determined the courts in Hamburg to be the competent court to decide about such allegations.

The Judgment is not yet final and, thus, cannot be enforced. On May 5, 2023, Adjupharm and Stroakmont, each submitted an appeal with the Stuttgart Court against the Test Kits Judgment (the “Test Kits Appeal”).

On June 23, 2023, Adjupharm filed a statement of grounds for appeal with the Higher Regional Court of Stuttgart since the directors of Stroakmont were not sentenced to pay jointly and severally together with Stroakmont as a result of fraud. Since they concluded the purchase agreement with Adjupharm in the name of Stroakmont and there is indication that they did not intend to pay the purchase price from the very beginning, this could be a fraudulent inducement, for which they would be personally liable.

Stroakmont appealed the judgement and requested rejecting the payment claim. Furthermore, they appealed against the prohibition of the set-off. They are of the opinion that there is no such prohibition, and they want to include their alleged counterclaims in the proceedings and to receive a decision for their counterclaim by the court in Stuttgart.

To date, the Court of Appeal has not issued any instructions, and the first oral hearing, originally scheduled for March 13, 2025, has been postponed to an unknown date. The Court has ordered the personal appearance of both parties, i.e. the respective managing directors, to clarify the facts of the case and to attempt an amicable settlement.

At this stage, management cannot assess its ability to collect the payment awarded in the Test Kits Judgment and the chances of the COVID-19 Test Kit Claim advancing or the potential outcome of the Test Kits Appeal.

3.
On December 22, 2022, Uniclaro filed a statement of claim against Adjupharm with the district court in Hamburg, pursuant to which Uniclaro is claiming the purchase price for 300,000 COVID-19 rapid tests in the total amount of approximately EUR 1,046 thousand (approximately $1,540), including VAT, which Uniclaro has in its storage.

Uniclaro alleges in this lawsuit that Adjupharm placed an order for 4.3 million Covid-19 rapid tests of the brand “Clongene”. Furthermore, Uniclaro claims that the order was placed verbally on March 23, 2021 and that Adjupharm has already paid for a portion of these tests and received them, but not yet the entire 4.3 million tests. They reserve the right to extend the lawsuit for the remaining amount (which they did not specify).

On February 23, 2023, the Company provided its statement of defense to the court. The statement of defense contains similar arguments to reject the allegations in this respect as in the court proceedings in Stuttgart about the counterclaims.

On February 14, 2024, a court hearing took place before the district court of Hamburg, at which the court first heard the managing directors of Uniclaro and Adjupharm.

On April 24, 2024, the Regional Court of Hamburg announced its decision under which (i) Adjupharm was not sentenced. Uniclaro's lawsuit for payment of approximately EUR 1,046 thousand in exchange for delivery of 300,000 Clungene tests was dismissed and (ii) Uniclaro is sentenced to pay Adjupharm approximately EUR 54 thousand plus interest at a rate of 5% above the German basis rate since January 17, 2023.

The judgement is not yet final. Uniclaro has appealed the judgment and applied for the judgment to be overturned and to sentence Adjupharm in accordance with Uncilaro's original application to pay the amount of approximately EUR 1,046 thousand (including VAT) in exchange for 300,000 Covid-19 rapid. Furthermore, Uniclaro has requested in its appeal to dismiss Adjupharm's counterclaim.

At this stage, management cannot assess the chances of the claim advancing or the potential outcome of these proceedings. Thus, no provision has been recorded.

4.
On November 17, 2023, the Company received a copy of a statement of claim that was filed in the Ontario Superior Court of Justice in Canada by 35 Oak Holdings Ltd., MW Investments Ltd., 35 Oak Street Developments Ltd., Michael Wiener, Kevin Weiner, William Weiner, Lily Ann Goldstein-Weiner, in their capacity as trustees of the Weiner Family Foundation (collectively the “MYM Shareholder Plaintiffs”) against the Company and its board of directors and officers (collectively, the “MYM Defendants”).

MYM Shareholder Plaintiffs claims that the MYM Defendants made misrepresentations in its disclosures prior to the Company's transaction with MYM in 2021. The MYM Shareholder Plaintiffs are claiming damages that amount to approximately $15,000 and aggravated, exemplary and punitive damages in the amount of $1,000.

On February 22, 2024, the Company, together with some of the Defendants brought a preliminary motion to strike out several significant parts of the claim (the “Motion”). The Motion has not been scheduled by the court.

On June 17, 2024, an amended 35 Oak Statement of Claim was filed in the ONSC by the MYM Shareholder Plaintiffs which have requested that the MYM Defendants serve a statement of defense by November 18, 2024.

 The Company together with MYM Defendants served a demand for particulars on October 28, 2024, requesting details of allegations against the MYM Defendants. The Company is currently still awaiting a response from the MYM Shareholder Plaintiffs.

At this stage, management cannot assess the chances of the claim advancing or the potential outcome of these proceedings. Thus, no provision has been recorded.

B.	Tax Remittance:

On October 31, 2023, notices of assessment for excise tax have been received covering the period commencing January 1, 2020 through December 31, 2021, under which the Company was assessed for tax on insurance, arrears interest and failure to file penalty in aggregate amount of $319 (collectively, the “2020-2021 Assessments”).

On November 29, 2023, the Company filed notices of objection (Excise Tax Act) to the 2020-2021 Assessments. The Company assesses the filed notices of objection (Excise Tax Act) to be low to medium complexity.

On April 26, 2024, the Company received a letter from the Canada revenue agency that the notice of assessment for excise tax that the Company objected to is voided and no outstanding balance is owed with respect to such assessments. Based on the foregoing, this matter has been resolved to the Company's satisfaction and the objections were finalized.